UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest reported event):  December 18, 2014

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POSTROCK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

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Commission File No. 001-34635

Delaware	27-0981065
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)
210 Park Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)

Registrant’s Telephone Number, including Area Code:  (405) 600-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On December 18, 2014, PostRock Energy Corporation (“PostRock”) sent a notice to its directors and executive officers informing them that a blackout period will be imposed under PostRock’s 401(k) Profit Sharing Plan (the “Plan”) beginning on January 2, 2015, and ending during the week of January 5, 2015, and that they will be unable to trade in PostRock’s common stock (or related securities) during such blackout period pursuant to Section 306 of the Sarbanes-Oxley Act of 2002.  The blackout period is being effected in connection with PostRock’s pending 10:1 reverse stock split and all dates in the notice assume the reverse stock split becomes effective on January 2, 2015. During the blackout period and for a two-year period thereafter, information about the actual beginning and ending dates of the blackout period may be obtained, without charge, by contacting PostRock Energy Corporation, Attn: Secretary, 210 Park Avenue, Suite 2750, Oklahoma City, OK 73102 (telephone (405) 702-7420).

A copy of the notice dated December 18, 2014, which was provided to PostRock’s directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.04.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Notice to PostRock Energy Corporation directors and executive officers regarding blackout period dated December 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION

/s/ Stephen L. DeGiusti
Stephen L. DeGiusti
Executive Vice President, General Counsel and
Secretary
Date: December 18, 2014

Index to Exhibits

Exhibit No.	Description
99.1	Notice to PostRock Energy Corporation directors and executive officers regarding blackout period dated December 18, 2014.